Leases	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Lessee, Lease, Description [Line Items]
Leases

10. Leases

Following the closing of the MannKind Transaction in the third quarter of 2024, in which the Company assigned its former lease to MannKind, the Company has operated as a virtual company. The Company entered into a short-term agreement to maintain a corporate address at 945 Concord Street, Framingham, Massachusetts. No lease liability or right-of-use asset has been recorded for this short-term lease, and the short-term lease cost associated with this lease is immaterial.

Previous Headquarters

On May 28, 2024, as part of the MannKind Transaction (see further discussion in Note 5, Significant Agreements), the Company and the Landlord executed the Lease Assignment Agreement to assign the Lease Agreement to MannKind in July 2024. The Company accounted for the Lease Assignment Agreement as a lease modification that reduced the lease term to the assignment date in July 2024. Accordingly, during the year ended December 31, 2024, the Company remeasured its lease liability as of the modification date to reflect the decrease in fixed lease payments, with the amount of the remeasurement, $8.4 million, adjusted by a corresponding reduction to the right-of-use asset.

Following the closing of the MannKind Transaction, $1.4 million of restricted cash was released in August 2024, which had been held in a depository account at a financial institution to collateralize a conditional stand-by letter of credit related to the Lease Agreement.

The components of lease expense for the Company for the years ended December 31, 2025, and 2024 were as follows:

	Year Ended December 31,
	2025	2024
Lease cost
Fixed lease cost	$-	$678
Variable lease cost	-	214
Total lease cost	$-	$892

Other information
Cash paid for amounts included in the measurement of lease liabilities	$-	$681
Weighted-average remaining lease term	-	-
Weighted-average discount rate	-	-

Eos SENOLYTIXS Inc [Member]
Lessee, Lease, Description [Line Items]
Leases

11.	OPERATING LEASE

In April 2026, the Company entered into a license agreement (the “License”) with K2 Biolabs, Inc., (“K2”), an entity in which the Company’s Chairman and Chief Executive Officer has ownership interests, under which the Company will license a combination of common and dedicated office and laboratory space at K2’s premises in Houston, TX. The initial License term is approximately 13 months, commencing on April 1, 2026, and may be automatically extended at the end of the initial term or any other extension term for a 12-month period. Monthly license payments are $83,042 (plus any applicable taxes), which are subject to a 4% annual increase each year. The Company may terminate the License for convenience, and without penalty, with 60 days’ written notice prior to the License expiration date. If the Company terminates the License during the initial term or any extension term, the Company will be subject to a termination fee. The termination fee will be calculated based on how much advance notice the Company provides to K2. If the notice period prior to the license termination date is greater than nine months the termination fee will be 80% of the remaining license fee. If the notice period is six to nine months prior to the license termination date the termination fee will be 60% of the remaining license fee and if the notice period is one month to six months prior to the license termination date the termination fee will be 50% of the remaining license fee. See Note 12 – Related Party Transactions, for additional information.

Because the License contains common and dedicated office and laboratory space, the Company considered whether there were any non-lease components according to ASC 842. Under terms of the License, the dedicated space satisfies the requirements to be considered a lease as the space is a physically distinct portion of the premises over which K2 has no substantive right, the Company obtains substantially all of the economic benefits through exclusive, 24-hour use and captures its own research output, and the Company decides what research to perform and how the space is used and can change those decisions throughout the term. As a result, the Company determined the dedicated space should be accounted for as a lease under ASC 842. In regard to the shared office and laboratory space, the Company shares the rooms with a third party and pays only 80% of the vivarium price for shared housing; therefore, the Company lacks exclusive use and does not obtain substantially all of the economic benefits under ASC 842. Additionally, the shared laboratory space cannot be accessed without K2 supervision, is classified as Scheduled Equipment/Labs, and is operated by K2 under its own SOPs, with access gated on K2-directed training. Since K2, not the Company, directs the use of the shared laboratory space the Company does not control that shared laboratory space therefore that portion of the License does not fall under ASC 842.

The Company determined the rent allocated to the dedicated lab and office space that falls within ASC 842 is $31,350 per month. At commencement of the lease, the Company recognized an operating lease ROU asset of $389,076 and a lease liability of $357,726 at the present value of the fixed dedicated-space payments (approximately $31,350 per month over 13 months, reflecting the 4% escalation), discounted for a 10% incremental borrowing rate. The remaining $51,692 per month for the shared laboratory space are excluded and is expensed on a straight-line basis.

During the three and six months ended June 30 2026, the Company paid $155,076 for the shared office and laboratory space and $94,050 for the dedicated office and laboratory space accounted for under ASC 842. There were no such costs during the three and six months ended June 30, 2025. As of June 30, 2026, the operating lease right-of-use and operating lease liability amounted to $302,969 and $303,258, respectively.

For purposes of calculating operating lease liability, lease term includes the initial term plus any term under renewal options that are reasonably assured. Any rent escalations, along with rent abatements, are included in the computation of rent expense calculated on a straight-line basis over the lease term. The interest rate implicit in lease contracts is typically not readily determinable, and as such, the Company uses the appropriate incremental borrowing rate based on information available at the lease commencement date in determining the present value of the lease payments. The current lease expires on May 1, 2027.

Total undiscounted future minimum lease payments under the License as of June 30, 2026, by year and in aggregate, are as follows:

Years Ending December 31,	Amount

2026	$188,100
2027	126,654
Total lease payments	314,754
Less: imputed interest	(11,496)
Present value of lease liabilities	$303,258

7.	OPERATING LEASES
As of December 31, 2025 and 2024 the Company was not party to any operating leases.